UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Act of 1934

March 12, 2015
(Date of Report)

AFFINITY MEDIAWORKS CORP.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)

333-150548
(COMMISSION FILE NO.)

75-3265854
(IRS EMPLOYEE IDENTIFICATION NO.)

34225 N. 27th Drive Building 5, Phoenix, Arizona 85058
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(623) 551-5808
(ISSUER TELEPHONE NUMBER)

5460 Lake Road, Tully, New York 13159
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Resignation/Termination of M&K CPAS, PLLC

On or about February 13, 2015, M&K CPAS, PLLC ("M&K"), an independent registered public accounting firm, constructively resigned as auditors for Affinity Mediaworks Corp. (the "Company"), or alternatively, was terminated by the Company.

The Company's financial statement for the year ended 2013, 2012 and through the 4th Quarter of 2014, did not contact any adverse opinion or disclaimer of opinion, nor were they qualified or modified to audit scope or accounting principles but did include explanatory paragraphs and footnotes questioning the Company's ability to continue as a going concern. During the period of M&K's engagement as the Company's independent registered public accounting firm, there were no disagreements as defined in Item 304 of Regulation S-K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of M&K, would have caused it to make reference in connection with any opinion to the subject matter of the disagreement. Furthermore, during the engagement of M&K, there were no reportable events, as defined under Item 304(a)(1)(v) of Regulation S-K.

The Company provided M&K with a copy this Form 8-K prior to its filing and has requested that M&K furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made above. The Company intends to include that letter, when received, as Exhibit 10.1 to an amendment to this 8-K.

(b) Engagement of MaloneBailey, LLP

On February 21, 2015, the Board of Directors appointed MaloneBailey, LLP, an independent registered accounting firm, which is registered with, and is governed by the rules of, the Public Company Accounting Oversight Board, as our independent registered public accounting firm. During the past month and through the date of this filing, neither the Company nor anyone on our behalf consulted MaloneBailey, LLP regarding either (a) the application of accounting principles to a specified transaction regarding us, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (b) any matter regarding us that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFINITY MEDIAWORKS CORP.

By: /s/ Eric Stoffers
Chief Executive Officer
President
Dated: February 24, 2015